UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 14, 2017

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16767 N. Perimeter Drive, Suite 240 Scottsdale, AZ 85260
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(480) 245-5960

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On March 14, 2017, Steven P. Colmar resigned from the board of directors of The Joint Corp. (the “Company”), effective as of March 17, 2017. While Mr. Colmar’s letter of resignation did not cite any specific disagreements with management, in prior communications with the Company and various members of its management and board of directors, Mr. Colmar expressed disagreements about the Company’s strategic direction and management’s ability to execute upon it.  Mr. Colmar did not serve on any board committees at the time of his resignation.

            The Company issued a press release on March 20, 2017, attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the resignation of Mr. Colmar.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press release dated March 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: March 20, 2017	By:	/s/ Peter D. Holt
Name: Peter D. Holt
Title: President and Chief Executive Officer